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                                                                    Exhibit 10.2


                                                                  EXECUTION COPY


      Amendment No. 2 dated as of February 22, 2000 (this "AMENDMENT") among Radio Unica Corp., a Delaware corporation (the '`BORROWEX'), Radio Unica Communications Corp., a Delaware corporation (the "PARENT") formerly known as Radio IJnica Holdings Corp., the several banks and other financial institutions (the "'LENDERS'") from time to time parties to the Credit Agreement (as defined below), and Canadian Imperial Bank of Commerce, as issuer of certain letters of credit (the "ISSUER") and as agent for the Lenders thereunder (in such capacity, the "AGENT").

                                   WITNESSETH

      WHEREAS, the Borrower, the Parent, the Lenders, the Agent and the Issuer are parties to the Credit Agreement dated as of July 8, 1998 (such agreement, as amended by Amendment No. 1, dated as of October 15, 1999, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

      WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement;

      WHEREAS, the parties desire to amend the Credit Agreement;

      NOW THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. AMENDMENT. Section 5.1 of the Credit Agreement is hereby amended as follows:

            5.l. FINANCIAL STATEMENTS. Furnish to each Lender:

            (a) as soon as available, but in any event within 1 OS days after the end of each fiscal year of the Loan Parties, a copy of the consolidated balance sheet of the Loan Parties as at the end of such year and the related statements of income, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit., by Ernst 8e Young or another "big six" firm of independent certified public accountants, together with consolidating statements of income (consolidated by radio station and network);

            (b) as soon as available, but in any event not later than 50 days after the end of each quarterly period for each FISCAL quarter of each fiscal year of the Loan Parties, the unaudited consolidated balance sheet of the Loan Parties as at the end of such quarter and the related unaudited statements of income, stockholders equity and cash flows of the Loan Parties for such quarter and the portion of the fiscal year through the end of such quarter and setting forth in each case in comparative form the figures from



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      the budget for such fiscal year furnished to the Lenders pursuant to
      SECTION 5.2(d) and the actual figures for the corresponding date or period in the previous year, together with consolidated statements OF income and cash flows of the Loan Parties, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year end audit adjustments); and

            (c) as soon as available, but in any event not later than 45 days after the end of each calendar month, the regularly prepared unaudited income statements of the Loan Parties as of the end of such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form THE figures for the comparable period from the budget for such fiscal year furnished to the Lenders pursuant to
      SECTION 5.2(d) and the actual figures for the corresponding date or period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments), together with consolidating statements of income and consolidated statements of income and cash flows of the Loan Parties;

      all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

      SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE PARENT AND THE BORROWER. Each of the Parent and the Borrower represents and warrants that, as of the date hereof after giving effect to this Amendment, all the representations and warranties of the Parent, the Borrower and each Loan Party in or pursuant to any Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date-

      SECTION 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective when (a) the Agent shall have received:

                  (i) counterparts hereof executed by duly authorized officers of the Borrower, the Parent and by duly authorized signatories of the Lenders; and

                  (ii) such other documents and certificates as the Agent may request; and

      (b) all fees and expenses due and owing to the Agent or any Lender (including, without limitation, any reasonable fees and expenses of counsel to the Agent) shall have been paid.

      SECTION 4. REFERENCE TO AND EFFECT IN THE LOAN DOCUMENTS. (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "her. eunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.


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      (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

      SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


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      IN WITNESS WHEREOF, the parties hereto have caud this Amendment to be executed as of the date first above written.

                                  RADIO UNICA COMMUNICATIONS CORP.
                                  f/k/a Radio Unica Holdings Corp.

                                  By: /s/ Steven E. Dawson
                                     -----------------------------
                                     Name:  Steven E. Dawson
                                     Title: EVP/CFO


                                  RADIO UNICA CORP.


                                  By: /s/ Steven E. Dawson
                                     -----------------------------
                                     Name:   Steven E. Dawson
                                     Title:  EVP/CFO


                                  CANADIAN IMPERIAL, BANK OF
                                  COMMERCE, as Agent


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  LENDERS:

                                  CIBC INC.


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


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      IN WITNESS WHEREOF, the parties hereto have caud this Amendment to be executed as of the date first above written.

                                  RADIO UNICA COMMUNICATIONS CORP.
                                  f/k/a Radio Unica Holdings Corp.

                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  RADIO UNICA CORP.


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                  CANADIAN IMPERIAL, BANK OF
                                  COMMERCE, as Agent


                                  By: /s/ Colleen Risorto
                                     -----------------------------
                                     Name:  Colleen Risorto
                                     Title: Executive Director
                                            CIBC World Markets Corp. As Agent


                                  LENDERS:

                                  CIBC INC.


                                  By: /s/ Colleen Risorto
                                     -----------------------------
                                     Name:  Colleen Risorto
                                     Title: Executive Director
                                            CIBC World Markets Corp. As Agent


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